Exhibit 99.1

Michael Coffey Named to Manitex International Inc.’s Board of Directors

BRIDGEVIEW, Il., June 6, 2022– Manitex International, Inc. (Nasdaq: MNTX), a leading international provider of cranes and specialized industrial equipment, today announced that Michael Coffey, the Company’s Chief Executive Officer, has been appointed to the Board of Directors.

Named CEO in April 2022, Mr. Coffey led the company’s acquisition of Rabern Rentals, a key component of the company’s strategic margin enhancement and growth plans. He joins the company with more than 25 years of experience, primarily in rentals and manufacturing and operations management in heavy equipment, from general construction to mining, and other specialized industry niches. Mr. Coffey has held senior level positions including Director, General Manager, Chief Executive Officer, and Chief Operating Officer for public and private companies, and has a proven track record as an operations leader integrating, consolidating and managing facilities and executing M&A transactions on four continents.

Manitex International’s Executive Chairman David Langevin commented, “We are pleased to see the commitment and vision Michael brings to us at Manitex, and the Board and I are working closely with Michael and the entire Manitex team to drive further growth in the company and expand our global footprint. We have the utmost confidence in Michael and look forward to reaching new corporate milestones and higher levels of financial performance under his leadership.”

About Manitex International, Inc.

Manitex International, Inc. is a leading worldwide provider of highly engineered mobile cranes (truck mounted straight-mast and knuckle boom cranes, industrial cranes, rough terrain cranes, truck mounted aerial work platforms and specialized industrial equipment. Our products, which are manufactured in facilities located in the USA and Europe, are targeted to selected niche markets where their unique designs and engineering excellence fill the needs of our customers and provide a competitive advantage. We have consistently added to our portfolio of branded products and equipment both through internal development and focused acquisitions to diversify and expand our sales and profit base while remaining committed to our niche market strategy. Our brands include Manitex, PM, MAC, PM-Tadano, Oil & Steel, and Valla. Additionally, we operate Rabern Rentals, an equipment rental business with four facilities in Western Texas.

Forward-Looking Statements

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This release contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company’s filings with the Securities and Exchange Commission and statements in this release should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contact:

Manitex International, Inc.	CORE IR
Joe Doolan	Peter Seltzberg
Chief Financial Officer	516-419-9915
512-942-3000	peters@coreir.com